Exhibit 99.1

Contact:  Mark A. Steinkrauss, Vice President, Corporate Relations

                    (312) 592-5384 mark.steinkrauss@teldta.com

                    Julie D. Mathews, Manager, Investor Relations

                    (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS SECOND QUARTER 2006 RESULTS

CHICAGO – Oct. 10, 2006 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,065.9 million for the second quarter of 2006, up 10 percent from $969.9 million, as restated, for the comparable period one year ago.  Operating income was $105.9 million, a decrease of 1 percent compared to operating income of $107.3 million, as restated, for the second quarter of 2005. Net income available to common and diluted earnings per share were $172.4 million and $1.48, respectively.  In the second quarter of 2005, net income available to common and diluted earnings per share were $97 million and $0.83, respectively, as restated.

Second Quarter Highlights

•      The total number of U.S. Cellular customers increased 9 percent year over year to 5,704,000.  The number of retail customers increased 9 percent to 5,099,000.

•      U.S. Cellular’s average monthly revenue per unit increased 4.5 percent to $46.52.

•      U.S. Cellular recorded a postpay churn rate of 1.5 percent.

•      The number of TDS Telecom access line equivalents (ILEC and CLEC) increased 2 percent to nearly 1.2 million.

•      The number of ILEC Digital Subscriber Lines (DSL) increased 55 percent, and the number of CLEC DSL lines grew 19 percent, year over year.

•      The number of ILEC long distance customers increased 7 percent to 331,300, with long distance penetration reaching 53 percent at June 30, 2006.

•      TDS Telecom received $101.7 million as a result of the liquidation of the Rural Telecom Bank.  It recorded a gain on investment of $90.3 million.

•      Interest and dividend income increased 23 percent to $146.5 million due to increases in the dividends received from Deutsche Telekom and Vodafone, in addition to higher average rates of interest earned on investments.

 “During the second quarter, U.S. Cellular continued to deliver on its goal of profitable growth in existing markets,” said LeRoy T. Carlson, Jr., president and chief executive officer.  “Its operating revenues grew 14 percent, while operating income grew 19 percent.  Additionally, U.S. Cellular’s continued growth in data services resulted in data revenues of $46.9 million for the quarter and approximately $91.2 million for the first six months of 2006, up 52 percent and 53 percent, respectively, year over year.”

“U.S. Cellular does not plan to launch any significant new markets during the remainder of 2006 or 2007.  Instead, the company will continue to drive deeper penetration and improved profitability in existing markets.  This should allow U.S. Cellular to continue to grow cash flow from operations in excess of its capital expenditures and better position the company to fund Auction 66 spectrum purchases by Barat Wireless, L.P. in which U.S. Cellular is a limited partner.”

 “TDS Telecom continues to make good progress toward being the preferred broadband provider in its markets.  As a result of targeted marketing and aggressive service bundling, the combined ILEC and CLEC organization grew the number of DSL customers 41 percent over the past 12 months, to 123,900.  As a result, in an industry characterized by negative physical access line growth, TDS Telecom continued to grow its number of equivalent access lines, up nearly 2 percent year over year,” he concluded.

“Later today we will file our second quarter Form 10-Q.  We will then be current with our SEC filings and compliant with American Stock Exchange listing standards,” said Sandra L. Helton, executive vice president and chief financial officer.  “It has taken a considerable amount of time to return to current filing status, but it was critical that we ensure the accuracy, completeness, and transparency of our financial reporting.  We are pleased to have the long process behind us, so we can focus more fully on business operations.”

TDS updated its 2006 guidance as of Oct. 10, 2006 and it is as follows.  There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2006 guidance as of Oct. 10, 2006 is as follows:

Net Retail Customer Additions	330,000 – 360,000
Service Revenues	Approx. $3.2 billion
Operating Income	$275 - 325 million
Depreciation, Amortization & Accretion	Approx. $575 million
Capital Expenditures	$580 - $610 million

TDS Telecom ILEC operations 2006 guidance as of Oct. 10, 2006 is as follows:

Operating Revenues	$645 - $655 million
Operating Income	Approx. $145 million
Depreciation and Amortization	$135 million
Capital Expenditures	$105 – 120 million (1)

TDS Telecom CLEC operations 2006 guidance as of Oct. 10, 2006 is as follows:
(unchanged)
Operating Revenues	$230 - $240 million
Operating Income	Approx. $(5) million
Depreciation and Amortization	$25 million
Capital Expenditures	Approx. $20 million

(1)    Includes approximately $95 million to support ongoing operations and approximately $15 -$20 million for strategic initiatives

Certain financial and statistical information will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of certain non-GAAP disclosures.  Investors may access this additional information on the Guidance and Reconciliations page of the TDS web site.

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services.  As of June 30, 2006, the company employed 11,500 people and served 6.9 million customers/units in 36 states.

About U.S. Cellular

As of June 30, 2006, U.S. Cellular Corporation, the nation's sixth-largest wireless service carrier, provided wireless service to 5.7 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support, and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; possible future restatements; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS or its business units, visit:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom: www.tdsmetro.com

###

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	55,543	55,164	45,244	44,690	44,690
All customers -
Customer units	5,704,000	5,633,000	5,482,000	5,303,000	5,227,000
Gross customer unit activations	347,000	434,000	419,000	355,000	340,000
Net customer unit activations	48,000	151,000	125,000	76,000	94,000
Market penetration (1)	10.27%	10.21%	12.12%	11.87%	11.70%
Retail customers -
Customer units	5,099,000	5,029,000	4,927,000	4,765,000	4,688,000
Gross customer unit activations	332,000	380,000	392,000	346,000	317,000
Net customer unit activations	50,000	122,000	130,000	77,000	81,000

Cell sites in service	5,583	5,438	5,428	5,149	5,034
Average monthly revenue per unit (2)	$46.52	$46.22	$45.94	$46.19	$44.52
Retail service revenue per unit (2)	$40.82	$40.75	$40.19	$40.25	$39.40
Inbound roaming revenue per unit (2)	$2.28	$2.12	$2.31	$2.70	$2.27
Long-distance/other revenue per unit (2)	$3.42	$3.35	$3.44	$3.24	$2.85
Minutes of use (MOU) (3)	719	658	648	639	627
Postpay churn rate per month (4)	1.5%	1.5%	1.6%	1.5%	1.4%
Marketing cost per gross customer unit addition (5)	$503	$412	$498	$491	$461
Construction Expenditures (000s)	$153,400	$119,800	$201,700	$128,300	$143,800

(1)             Market penetration is calculated using 2005 Claritas population estimates for all periods of 2006 and 2004 Claritas estimates for all periods of 2005. “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 6/30/06 and 3/31/06 total population count includes the markets acquired in January 2006 by Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, representing the licensed areas for which Carroll Wireless L.P. was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005. The 6/30/06, 3/31/06 and 12/31/05 total population counts include the the population of the 15 markets acquired from ALLTEL in December 2005, and exclude the population of the two markets transferred to ALLTEL in the same transaction. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period.

(2)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$791,272	$770,082	$738,682	$729,504	$691,746
Components:
Retail service revenue during quarter	$694,279	$678,970	$646,178	$635,610	$612,159
Inbound roaming revenue during quarter	$38,745	$35,344	$37,184	$42,654	$35,313
Long-distance/other revenue during quarter	$58,248	$55,768	$55,320	$51,240	$44,274

Divided by average customers during quarter (000s)	5,670	5,554	5,360	5,264	5,179
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$46.52	$46.22	$45.94	$46.19	$44.52
Retail service revenue per unit	$40.82	$40.75	$40.19	$40.25	$39.40
Inbound roaming revenue per unit	$2.28	$2.12	$2.31	$2.70	$2.27
Long-distance/other revenue per unit	$3.42	$3.35	$3.44	$3.24	$2.85

(3)             Average monthly local minutes of use per customer (without roaming).

(4)             Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)             This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s second quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
TDS Telecom
ILEC:
Access line equivalents (1)	747,500	742,300	735,300	734,800	734,200
Access lines	628,600	632,100	635,500	640,700	645,800
Dial-up Internet service accounts	86,800	90,800	90,700	89,700	94,500
Digital Subscriber Lines (DSL) customers	84,000	75,300	65,500	60,300	54,200
Long Distance customers	331,300	327,100	321,500	316,100	310,000
Construction Expenditures (000s)	$29,700	$17,100	$37,500	$25,100	$18,800
CLEC:
Access line equivalents (1)	450,900	449,200	448,600	445,600	442,900
Dial-up Internet service accounts	11,800	13,500	14,200	14,700	16,000
Percent of access lines on-switch	92.2%	91.6%	91.1%	90.6%	89.9%
Digital Subscriber Lines (DSL) customers	39,900	38,500	36,400	34,800	33,500
Construction Expenditures (000s)	$4,400	$2,700	$8,500	$7,100	$7,200

(1)             Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended June 30,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$845,704	$741,965	$103,739	14.0%
TDS Telecom	215,940	223,674	(7,734)	(3.5)%
All Other (1)	4,266	4,220	46	1.1%
	1,065,910	969,859	96,051	9.9%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	626,133	548,258	77,875	14.2%
Depreciation, amortization and accretion	140,018	126,784	13,234	10.4%
	766,151	675,042	91,109	13.5%
TDS Telecom
Expenses excluding depreciation and amortization	148,095	142,566	5,529	3.9%
Depreciation and amortization	39,257	41,104	(1,847)	(4.5)%
	187,352	183,670	3,682	2.0%
All Other (1)
Expenses excluding depreciation and amortization	5,799	3,133	2,666	85.1%
Depreciation and amortization	710	687	23	3.3%
	6,509	3,820	2,689	70.4%

Total Operating Expenses	960,012	862,532	97,480	11.3%

Operating Income (Loss)
U.S. Cellular	79,553	66,923	12,630	18.9%
TDS Telecom	28,588	40,004	(11,416)	(28.5)%
All Other (1)	(2,243)	400	(2,643)	N/M
	105,898	107,327	(1,429)	(1.3)%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,491	18,188	4,303	23.7%
Interest and dividend income	146,545	118,896	27,649	23.3%
Gain on investments	91,418	—	91,418	N/M
Interest (expense)	(59,288)	(54,532)	(4,756)	(8.7)%
Other (expense)	(540)	(6,708)	6,168	91.9%
	200,626	75,844	124,782	164.5%
Income Before Income Taxes and Minority Interest	306,524	183,171	123,353	67.3%
Income tax expense	122,118	76,980	45,138	58.6%
Income Before Minority Interest	184,406	106,191	78,215	73.7%
Minority share of income	(11,939)	(9,135)	(2,804)	(30.7)%
Net Income	172,467	97,056	75,411	77.7%
Preferred dividend requirement	(50)	(52)	2	3.8%
Net Income Available to Common	$172,417	$97,004	$75,413	77.7%

Basic Weighted Average Common Shares Outstanding (000s)	115,768	115,224	544	N/M
Basic Earnings Per Share	$1.49	$0.84	$0.65	77.4%

Diluted Weighted Average Common Shares Outstanding (000s)	116,640	115,959	681	N/M
Diluted Earnings Per Share	$1.48	$0.83	$0.65	78.3%

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Six Months Ended June 30,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$1,682,940	$1,453,036	$229,904	15.8%
TDS Telecom	435,324	443,523	(8,199)	(1.8)%
All Other (1)	7,958	9,087	(1,129)	(12.4)%
	2,126,222	1,905,646	220,576	11.6%

Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,249,922	1,092,307	157,615	14.4%
Depreciation, amortization and accretion	281,744	254,277	27,467	10.8%
	1,531,666	1,346,584	185,082	13.7%
TDS Telecom
Expenses excluding depreciation and amortization	288,681	281,688	6,993	2.5%
Depreciation and amortization	79,487	82,671	(3,184)	(3.9)%
	368,168	364,359	3,809	1.0%
All Other (1)
Expenses excluding depreciation and amortization	9,984	7,157	2,827	39.5%
Depreciation and amortization	1,421	1,375	46	3.3%
	11,405	8,532	2,873	33.7%

Total Operating Expenses	1,911,239	1,719,475	191,764	11.2%

Operating Income (Loss)
U.S. Cellular	151,274	106,452	44,822	42.1%
TDS Telecom	67,156	79,164	(12,008)	(15.2)%
All Other (1)	(3,447)	555	(4,002)	N/M
	214,983	186,171	28,812	15.5%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	42,296	32,942	9,354	28.4%
Interest and dividend income	162,782	127,182	35,600	28.0%
Gain on investments	91,418	500	90,918	N/M
Interest (expense)	(117,820)	(106,388)	(11,432)	(10.7)%
Other (expense)	(1,042)	(11,029)	9,987	90.6%
	177,634	43,207	134,427	N/M
Income Before Income Taxes and Minority Interest	392,617	229,378	163,239	71.2%
Income tax expense	158,086	94,375	63,711	67.5%
Income Before Minority Interest	234,531	135,003	99,528	73.7%
Minority share of income	(22,189)	(14,898)	(7,291)	(48.9)%
Net Income	212,342	120,105	92,237	76.8%
Preferred dividend requirement	(101)	(102)	1	N/M
Net Income Available to Common	$212,241	$120,003	$92,238	76.9%

Basic Weighted Average Common Shares Outstanding (000s)	115,754	115,112	642	N/M
Basic Earnings Per Share	$1.83	$1.04	$0.79	76.0%

Diluted Weighted Average Common Shares Outstanding (000s)	116,576	115,926	650	N/M
Diluted Earnings Per Share	$1.82	$1.03	$0.79	76.7%

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	June 30,	December 31,
ASSETS	2006	2005
Current Assets
Cash and cash equivalents	$1,244,095	$1,095,791
Marketable equity securities	272,938	—
Accounts receivable from customers and other	510,332	496,582
Deferred income tax asset	—	13,438
Materials and supplies, at average cost	93,922	103,211
Other current assets	77,205	69,947
	2,198,492	1,778,969

Investments
Licenses	1,370,369	1,365,063
Goodwill	874,100	869,792
Customer lists	45,117	49,318
Marketable equity securities	2,176,706	2,531,690
Investments in unconsolidated entities	220,430	215,424
Other investments	11,760	12,274
	4,698,482	5,043,561

Property, Plant and Equipment, net
U.S. Cellular	2,589,743	2,576,764
TDS Telecom	893,951	918,564
Other	33,925	30,877
	3,517,619	3,526,205

Other Assets and Deferred Charges	56,231	55,830

Total Assets	$10,470,824	$10,404,565

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current portion of long-term debt	$382,923	$237,948
Derivative Liability	50,828	—
Notes payable	105,000	135,000
Accounts payable	309,851	357,273
Customer deposits and deferred revenues	126,709	121,228
Accrued taxes	119,310	47,180
Accrued compensation	54,495	67,443
Deferred taxes	44,669	—
Other current liabilities	101,148	90,032
	1,294,933	1,056,104

Deferred Liabilities and Credits
Net deferred income tax liability	1,244,331	1,383,031
Derivative Liability	413,054	449,192
Other deferred liabilities and credits	281,311	268,077
	1,938,696	2,100,300

Long-term Debt	3,169,140	3,340,801

Minority Interest in Subsidiaries	573,041	552,884

Preferred Shares	3,863	3,863

Common Stockholders’ Equity
Common Shares, $.01 par value	565	565
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,833,617	1,826,420
Treasury Shares, at cost
Common Shares	(207,524)	(208,156)
Special Common Share	(209,421)	(210,600)
Accumulated other comprehensive income	249,694	309,009
Retained earnings	1,823,527	1,632,682
	3,491,151	3,350,613

Total Liabilities and Stockholders’ Equity	$10,470,824	$10,404,565

BALANCE SHEET HIGHLIGHTS

JUNE 30, 2006

(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$21,969	$457,722	$764,404	$—	$1,244,095
	Affiliated cash investments	—	480,695	—	(480,695)	—
	Marketable equity securities	218,226	—	54,712	—	272,938
	Notes receivable—affiliates	—	—	275,582	(275,582)	—
		$240,195	$938,417	$1,094,698	$(756,277)	$1,517,033

	Licenses, goodwill and customer lists	$1,888,611	$398,694	$2,281	$—	$2,289,586
	Marketable equity securities	4,076	61,353	2,111,277	—	2,176,706
	Investment in unconsolidated entities	174,896	3,623	48,218	(6,307)	220,430
	Other investments	4,847	3,537	3,376	—	11,760
		$2,072,430	$467,207	$2,165,152	$(6,307)	$4,698,482

	Property, Plant and Equipment, net	$2,589,743	$893,951	$33,925	$—	$3,517,619

Notes payable:	external	$105,000	$—	$—	$—	$105,000
	cash management	—	—	480,695	(480,695)	—
	intercompany	—	275,582	—	(275,582)	—
		$105,000	$275,582	$480,695	$(756,277)	$105,000

	Forward contracts:
	Current portion	$159,856	$—	$19,976	$—	$179,832
	Non-current portion	—	41,182	1,495,381	—	1,536,563
	Total	$159,856	$41,182	$1,515,357	$—	$1,716,395

	Long-term Debt:
	Current portion	$—	$452	$202,639	$—	$203,091
	Non-current portion	1,001,612	3,974	626,991	—	1,632,577
	Total	$1,001,612	$4,426	$829,630	$—	$1,835,668

	Preferred Shares	$—	$—	$3,863	$—	$3,863

	Construction expenditures:
	Quarter ended 6/30/06	$153,361	$34,064	$1,056		$188,481
	Six months ended 6/30/06	$273,156	$53,846	$7,841		$334,843

TDS Telecom Highlights

Three Months Ended June 30,

(Unaudited, dollars in thousands)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$50,179	$50,096	$83	N/M
Network access and long-distance	88,721	91,217	(2,496)	(2.7)%
Miscellaneous	23,060	23,066	(6)	N/M
	161,960	164,379	(2,419)	(1.5)%
Operating Expenses
Network operations	47,479	41,210	6,269	15.2%
Customer operations	19,340	23,816	(4,476)	(18.8)%
Corporate expenses	27,783	22,632	5,151	22.8%
Depreciation and amortization	33,252	33,582	(330)	N/M
	127,854	121,240	6,614	5.5%

Operating Income	$34,106	$43,139	$(9,033)	(20.9)%

Competitive Local Exchange Carrier Operations
Revenues	$55,390	$60,772	$(5,382)	(8.9)%

Expenses excluding depreciation and amortization	54,903	56,385	(1,482)	(2.6)%
Depreciation and amortization	6,005	7,522	(1,517)	(20.2)%
	60,908	63,907	(2,999)	(4.7)%

Operating (Loss)	$(5,518)	$(3,135)	$(2,383)	(76.0)%

Intercompany revenues	$(1,410)	$(1,477)	$67	N/M
Intercompany expenses	(1,410)	(1,477)	67	N/M
	—	—	—

Total TDS Telecom Operating Income	$28,588	$40,004	$(11,416)	(28.5)%

N/M - Percentage change not meaningful.

TDS Telecom Highlights
Six Months Ended June 30,
(Unaudited, dollars in thousands)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$100,731	$99,723	$1,008	1.0%
Network access and long-distance	177,978	181,313	(3,335)	(1.8)%
Miscellaneous	44,277	45,186	(909)	(2.0)%
	322,986	326,222	(3,236)	N/M
Operating Expenses
Network operations	93,558	83,290	10,268	12.3%
Customer operations	37,875	46,589	(8,714)	(18.7)%
Corporate expenses	53,201	44,776	8,425	18.8%
Depreciation and amortization	66,828	67,846	(1,018)	(1.5)%
	251,462	242,501	8,961	3.7%

Operating Income	$71,524	$83,721	$(12,197)	(14.6)%

Competitive Local Exchange Carrier Operations
Revenues	$115,260	$120,039	$(4,779)	(4.0)%

Expenses excluding depreciation and amortization	106,969	109,771	(2,802)	(2.6)%
Depreciation and amortization	12,659	14,825	(2,166)	(14.6)%
	119,628	124,596	(4,968)	(4.0)%

Operating (Loss)	$(4,368)	$(4,557)	$189	4.1%

Intercompany revenues	$(2,922)	$(2,738)	$(184)	N/M
Intercompany expenses	(2,922)	(2,738)	(184)	N/M
	—	—	—

Total TDS Telecom Operating Income	$67,156	$79,164	$(12,008)	(15.2)%

N/M - Percentage change not meaningful.